Financial Results For The Fourth Quarter Ended March 29th 2026 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements ▪ Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law ▪ Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations ▪ This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 2

First Quarter 2026 Financial Review 3 Main Indicators ($MM) Q1 2026 Q1 2025 Net Revenue 4,532.6 4,463.0 Gross Profit 345.5 554.9 SG&A 180.2 133.8 Operating Income 162.6 404.5 Net Interest 31.0 16.8 Net Income 101.5 296.3 Earnings Per Share (EPS) 0.43 1.24 Adjusted EBITDA* 308.1 533.2 Adjusted EBITDA Margin* 6.8% 12.0% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. ▪ U.S.: Year-over-year (YoY) decrease in commodity market pricing negatively impacted our Big Bird business; operations negatively impacted by winter storms and downtime associated with installation of multiple large CapEx projects during the first quarter 2026; however, US Prepared Foods volumes continue to increase share. Europe: Steady profit profile due to execution of strategy to reduce costs and improve operational efficiencies; Mexico: Profitability declined primarily due to improved growing conditions impacting the Live bird market ▪ SG&A is higher primarily due to an increase in legal settlements and defense costs ▪ Net interest increase due to lower YoY cash balance during Q1 2026, as a result of the dividends paid in 2025 In $MM U.S. EU MX Net Revenue 2,635.4 1,351.7 545.5 Adjusted Operating Income* 110.1 67.5 10.9 Adjusted Operating Income Margin* 4.2% 5.0% 2.0% Source: PPC

Pullet Placements Rose 5.4% Y/Y in Q1-2026, Reflecting Strong Quarterly Growth 4 - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H ea d Intended Pullet Placements, Domestic Use 2024 2025 2026 5 Yr. Avg. Source: USDA

Broiler Layer Flock Decreased Y/Y in Q1-26; Eggs/100 Slightly Up Y/Y in Q1-26



Broiler Type Hatching Layers
64,000
62,000
60,000
58,000
56,000
54,000
52,000
50,000
Head (000)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2024
2025
2026
5 Yr. Avg.



Eggs/100
2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
1,550
1,500
Eggs
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2024
2025
2026
5 Yr. Avg.

- Broiler layer flock -0.7% YoY in Q1-26.
- Eggs/100 1.2% YoY in Q1-26.

Source: USDA

5

Egg Sets Increased 1.9% YoY in Q1-26; Hatchability +0.2 pp Compared to Q1-25 Levels 6 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 255,000 1 4 7 1 0 1 3 1 6 1 9 2 2 2 5 2 8 3 1 3 4 3 7 4 0 4 3 4 6 4 9 5 2 Eg gs ( 0 0 0 ) Chicken Eggs Set by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 230,000 235,000 240,000 245,000 250,000 255,00 260,000 1 4 7 10 13 16 19 22 25 28 31 34 37 4 0 4 3 4 6 4 9 52 E g g s (0 0 0 ) Chicken Egg y ek - USDA 5-yr Range 5-yr Avg 2024 2025 2026 78% 79% 79% 80% 80% 81% 81% 82% 1 4 7 10 13 16 19 22 25 28 31 34 37 4 0 4 3 4 6 4 9 52 H at ch ab ili ty ( % ) Hatchability by Week - USDA 5-yr Range 5-yr Avg 2024 2025 2026 Source: USDA

Broiler Placements Increased 2.1% Above Year-Ago Levels in Q1-26 7 175,000 180,000 185,000 190,000 195,000 200,000 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 4 1 4 3 4 5 4 7 4 9 51 H ea d s (0 0 0 ) Chicks Placements by Week - USDA 5-yr Range 5-yr Avg 2024 2025 2026 Source: USDA

Increased Head Counts in Mid-Weight Segments in Q1-26 8 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 16.7% 15.2% 14.9% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.5% 28.3% 29.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 27.4% 27.6% 27.4% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 27.3% 28.9% 28.1% 2018 2019 2020 2021 2022 2023 2024 2025 2026 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA

Industry Cold Storage Supplies in Q1-26 Below YA and 5-Year Average ▪ Total Inventories ended Q1 down 3.1% Y/Y and 3.4% below 5-year average. ▪ Broilers inventories increased by 16.4% Y/Y ▪ Breast meat inventories decreased 5.1% Y/Y. ▪ Wing inventories decreased 16.0% compared to year ago. ▪ Dark Meat inventories decreased 12.3% Y/Y. ▪ Paws and feet inventory decreased 25.0% Y/Y. 9 500 550 600 650 700 750 800 850 900 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (M M ) Total Chicken Inventories 2024 2025 2026 5 Yr. Avg. Cold Storage Mar-26 Feb-26 Mar-26 M/M Y/Y Breast 237,802 235,312 225,602 -4.1% -5.1% Leg Quarters 60,203 49,130 49,795 1.4% -17.3% Wings 58,689 50,028 49,292 -1.5% -16.0% Drumsticks 27,856 24,372 23,266 -4.5% -16.5% BS Thighs 14,509 17,070 16,371 -4.1% 12.8% Whole Bird 9,454 11,105 11,009 -0.9% 16.4% Hens 4,183 11,393 12,014 5.5% 187.2% Legs 14,822 14,374 12,723 -11.5% -14.2% Thighs 8,168 8,355 8,022 -4.0% -1.8% Paws 33,121 24,967 24,850 -0.5% -25.0% Other 303,966 324,903 313,819 -3.4% 3.2% Total 772,773 771,009 746,763 -3.1% -3.4% Source: USDA

Jumbo Cutout Pricing Remained Below Year Ago and 5-year Average in Q1-26 10 50 70 90 110 130 150 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 C en ts /L b Jumbo Cutout 5 Year Range 5 Yr. Avg. 2024 2025 2026 Source: USDA, EMI

BSB, Tenders, and Wings Trailed Below YA and 5- yr average, LQ Below YA but Above 5-yr average 11 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Boneless/Skinless Breast 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Tenders 10 20 30 40 50 60 70 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Leg Quarters 10.00 60.00 110.00 160.00 210.00 260.00 310.00 360.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Whole Wings Source: USDA

WOG Pricing Below YA and 5-year Average in Q1-26 12 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 4 1 4 3 4 5 4 7 4 9 51 C en ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2024 2025 2026 Source: USDA

Corn Dynamics 13 Source: PPC ▪ US stocks rebuild with large acreage and favorable growing season ▪ Brazil & Argentina combined corn production very similar to last season ▪ Robust global corn export demand holds world stocks essentially flat despite record corn production 1235 1377 1360 1763 1551 2127 0 500 1000 1500 2000 2500 3000 20/21 21/22 22/23 23/24 24/25 25/26p US Corn Ending Stocks (MBUs) 292.8 310.8 304.1 315.3 296.3 294.8 280.0 285.0 290.0 295.0 300.0 305.0 310.0 315.0 320.0 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 World Corn Endings stocks (MMT)

Soybean Dynamics 14 Source: PPC ▪ US ending stocks build with lower exports, offset by very high soybean crush ▪ South America hits new record high soybean production ▪ Global bean stocks flat with large global soybean crushings 257 274 264 342 317 350 0 50 100 150 200 250 300 350 400 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 US Soybean End Stocks (MBU) 99.8 99.1 100.9 115.1 124.8 124.8 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 World Soy End Stocks (MMT)

Fiscal Year 2026 Capital Spending 15 Capex (US$M) ▪ Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Source: PPC 272 340 348 348 355 382 487 559 461 711 235 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026

APPENDIX 16

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) costs related to litigation settlements, (3) restructuring activities losses, (4) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 18 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 29, 2026 March 30, 2025 (In thousands) Net income (loss) $ 101,450 $ 296,343 Add: Interest expense, net(a) 30,977 16,785 Income tax expense 30,370 94,099 Depreciation and amortization 118,481 104,518 EBITDA 281,278 511,745 Add: Foreign currency transaction loss (gain)(b) 922 (2,053) Litigation settlements(c) 23,194 7,250 Restructuring activities losses(d) 2,765 16,612 Minus: Net income (loss) attributable to noncontrolling interest 27 310 Adjusted EBITDA $ 308,132 $ 533,244 Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 19 a. Interest expense, net, consists of interest expense less interest income. b. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance. Source: PPC

Appendix: Reconciliation of LTM Adjusted EBITDA 20 The summary unaudited consolidated income statement data for the 12 months ended March 29, 2026 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 30, 2025 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 28, 2025 and (2) the applicable unaudited consolidated income statement data for the three months ended March 29, 2026. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended March 29, 2026June 29, 2025 September 28, 2025 December 28, 2025 March 29, 2026 (In thousands) Net income $ 356,009 $ 343,061 $ 87,931 $ 101,450 $ 888,451 Add: Interest expense, net 31,451 28,990 33,044 30,977 124,462 Income tax expense 119,573 118,319 86,803 30,370 355,065 Depreciation and amortization 113,504 116,426 121,709 118,481 470,120 EBITDA 620,537 606,796 329,487 281,278 1,838,098 Add: Foreign currency transaction losses (gains) 4,892 5,169 (1,231) 922 9,752 Litigation settlements 58,464 19,582 77,363 23,194 178,603 Restructuring activities losses 3,499 1,779 9,464 2,765 17,507 Minus: Net income (loss) attributable to noncontrolling interest 489 248 (62) 27 702 Adjusted EBITDA $ 686,903 $ 633,078 $ 415,145 $ 308,132 $ 2,043,258 Source: PPC

Appendix: Reconciliation of EBITDA Margin 21 EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies. PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 29, 2026 March 30, 2025 March 29, 2026 March 30, 2025 (In thousands) Net income (loss) $ 101,450 $ 296,343 2.24% 6.64 % Add: Interest expense, net 30,977 16,785 0.68% 0.38 % Income tax expense 30,370 94,099 0.67% 2.11 % Depreciation and amortization 118,481 104,518 2.62% 2.34 % EBITDA 281,278 511,745 6.21% 11.47 % Add: Foreign currency transaction losses (gains) 922 (2,053) 0.02% (0.05)% Litigation settlements 23,194 7,250 0.51% 0.16 % Restructuring activities losses 2,765 16,612 0.06% 0.37 % Minus: Net income (loss) attributable to noncontrolling interest 27 310 — % 0.01 % Adjusted EBITDA $ 308,132 $ 533,244 6.80% 11.94 % Net sales $ 4,532,633 $4,463,009 Source: PPC

Appendix: Reconciliation of Adjusted EBITDA by Segment

Pilgrim's

Adjusted EBITDA by segment figures are presented because they are used by management and we believe they are frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended March 29, 2026				Three Months Ended March 30, 2025			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ 41,834	$ 53,285	$ 6,331	$ 101,450	$ 222,296	$ 42,150	$ 31,897	$ 296,343
Add:								
Interest expense, net[(a)]	33,863	(2,109)	(777)	30,977	25,567	(1,904)	(6,878)	16,785
Income tax expense	12,115	15,329	2,926	30,370	71,012	9,922	13,165	94,099
Depreciation and amortization	74,505	37,522	6,454	118,481	66,386	33,137	4,995	104,518
EBITDA	162,317	104,027	14,934	281,278	385,261	83,305	43,179	511,745
Add:								
Foreign currency transaction losses (gains)[(b)]	—	(970)	1,892	922	(1)	(372)	(1,680)	(2,053)
Litigation settlements[(c)]	23,194	—	—	23,194	7,250	—	—	7,250
Restructuring activities losses[(d)]	—	2,765	—	2,765	—	16,612	—	16,612
Minus:								
Net income attributable to noncontrolling interest	—	—	27	27	—	—	310	310
Adjusted EBITDA	$ 185,511	$ 105,822	$ 16,799	$ 308,132	$ 392,510	$ 99,545	$ 41,189	$ 533,244

Source: PPC

22

Appendix: Reconciliation of Adjusted EBITDA 23 a. Interest expense, net, consists of interest expense less interest income. b. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance. Source: PPC

Appendix: Reconciliation of Adjusted Operating Income 24 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended March 29, 2026 March 30, 2025 (In thousands) GAAP operating income, U.S. operations $ 86,909 $ 318,806 Litigation settlements 23,194 7,250 Adjusted operating income, U.S. operations $ 110,103 $ 326,056 Adjusted operating income margin, U.S. operations 4.2% 11.9 % Three Months Ended March 29, 2026 March 30, 2025 (In thousands) GAAP operating income, Europe operations $ 64,755 $ 49,071 Restructuring activities losses 2,765 16,612 Adjusted operating income, Europe operations $ 67,520 $ 65,683 Adjusted operating income margin, Europe operations 5.0% 5.3 % Three Months Ended March 29, 2026 March 30, 2025 (In thousands) GAAP operating income, Mexico operations $ 10,892 $ 36,605 No adjustments — — Adjusted operating income, Mexico operations $ 10,892 $ 36,605 Adjusted operating income margin, Mexico operations 2.0% 7.5 % Source: PPC

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 25 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended March 29, 2026 March 30, 2025 (In percent) GAAP operating income margin, U.S. operations 3.3% 11.6 % Litigation settlements 0.9% 0.3 % Adjusted operating income margin, U.S. operations 4.2% 11.9 % Three Months Ended March 29, 2026 March 30, 2025 (In percent) GAAP operating income margin, Europe operations 4.8% 4.0 % Restructuring activities losses 0.2% 1.3 % Adjusted operating income margin, Europe operations 5.0% 5.3 % Three Months Ended March 29, 2026 March 30, 2025 (In percent) GAAP operating income margin, Mexico operations 2.0% 7.5 % No adjustments — % — % Adjusted operating income margin, Mexico operations 2.0% 7.5 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 26 Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended March 29, 2026 March 30, 2025 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 101,423 $ 296,033 Add: Foreign currency transaction losses (gains) 922 (2,053) Litigation settlements 23,194 7,250 Restructuring activities 2,765 16,612 Adjusted net income attributable to Pilgrim's before tax impact 128,304 317,842 Net tax impact of adjustments(a) (6,599) (5,278) Adjusted net income attributable to Pilgrim's 121,705 312,564 Weighted average diluted shares of common stock outstanding 238,559 238,280 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.51 $ 1.31 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 27 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended March 29, 2026 March 30, 2025 (In thousands, except per share data) U.S. GAAP EPS $ 0.43 $ 1.24 Add: Foreign currency transaction losses (gains) — (0.01) Litigation settlements 0.10 0.03 Restructuring activities losses 0.01 0.07 Adjusted EPS before tax impact 0.54 1.33 Net tax impact of adjustments(a) (0.03) (0.02) Adjusted EPS $ 0.51 $ 1.31 Weighted average diluted shares of common stock outstanding 238,559 238,280 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 28 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 29, 2026 March 30, 2025 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,635,398 $ 2,743,189 Europe 1,351,744 1,231,529 Mexico 545,491 488,291 Total net sales $ 4,532,633 $ 4,463,009 Sources of cost of sales by geographic region of origin: U.S. $ 2,438,840 $ 2,355,567 Europe 1,231,393 1,115,225 Mexico 516,910 437,344 Total cost of sales $ 4,187,143 $ 3,908,136 Sources of gross profit by geographic region of origin: U.S. $ 196,558 $ 387,622 Europe 120,351 116,304 Mexico 28,581 50,947 Total gross profit $ 345,490 $ 554,873 Sources of operating income by geographic region of origin: U.S. $ 86,909 $ 318,806 Europe 64,755 49,071 Mexico 10,892 36,605 Total operating income $ 162,556 $ 404,482 Source: PPC